U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 Date of Report (Earliest Event reported): December 29, 1999

                            e Personnel Management.com
              (Exact Name of Registrant as Specified in its Charter)

	       Nevada			                	0-20598	             75-2293489
(State of Incorporation)		(Commission File Number)	   (IRS Employer
                                								              Identification Number)

                               120 St. Croix Avenue
                               Cocoa Beach, FL 32931
                   (Address of Principal/Executive Offices)

                                   321-799-3842
             (Registrant's telephone number including area code)


ITEM 1.  Changes in Control of Registrant
None

ITEM 2.  Acquisition or Disposition of Assets
On December 29, 1999, the Company sold its film library in exchange for a $3,000,000 note, with interest from May 5, 2000, on the unpaid principal balance at the rate of 8% per annum. All principal and interest is due in full on December 29, 2002. The principal on the note (and accrued interest at the Company's discretion) is convertible into fully paid and nonassessable shares of Preferred Stock at the rate of 10% of the then designated Preferred Stock by the Board of Directors. The Company recognized a $321,882 gain on the sale of the library. Net book value of the film library sold was $2,678,118.

The parties involved are a married couple. Donna Anderson of e Personnel Management.com (formerly Definition, Ltd.) (as Seller) and John Anderson of Media Classics Group, Inc. (as Purchaser).

ITEM 3.  Bankruptcy or Receivership
None

ITEM 4.  Changes in Registrant's Certifying Accountant
None

ITEM 5.  Other Events
None

ITEM 6.  Resignations of Registrant's Directors
None

ITEM 7.  Financial Statements and Exhibits
See annual Form 10KSB.

Exhibit 2 ASSET ACQUISITION AGREEMENT Between MEDIA CLASSICS GROUP, INC., a Nevada corporation, as Purchaser and Definition, Ltd., a Nevada corporation, as Seller

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   	May 19, 2000		 			e Personnel Management.com


                   								/s/  Donna Anderson
                    								President

EXHIBIT 2
                          ASSET ACQUISITION AGREEMENT
                                    Between
                           MEDIA CLASSICS GROUP, INC.,
                             a Nevada corporation,

                                  as Purchaser

                                       and

                               DEFINITION, LTD.,
                             a Nevada corporation,

                                  as Seller

                         ASSET ACQUISITION AGREEMENT

THIS ASSET ACQUISITION AGREEMENT is made effective December 29, 1999, between and among DEFINITION, LTD., a Nevada Corporation ("Seller"), and MEDIA CLASSICS GROUP, INC., a Nevada Corporation ("Purchaser" or "Buyer"). The Seller and Purchaser are collectively referred to as the "Parties".

                              W I T N E S S E T H

WHEREAS, Seller owns and controls a film library  (the "film library");

WHEREAS, the Seller desires to sell and the Purchaser desires to purchase the film library assets of Seller as hereinafter described and referred to as "The Assets" in various installments;

WHEREAS, the Seller and the Purchaser entered into a Letter of Intent on December 29, 1999, for the purchase of the film library; and,

WHEREAS, the parties hereto intend to affect such acquisition upon the terms and conditions herein contained.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, and in reliance upon the representations and warranties herein contained, the parties agree as follows:

                                      I.
                        Purchase and Sale of Assets

1.1 Sale of Assets. Based upon the representations of the parties hereinafter contained, and subject to the terms and conditions of this Agreement, Seller hereby agrees to sell, convey, transfer, assign, and deliver to Buyer at the closing The Assets and Buyer agrees to purchase from Seller all of its interest in the following:

a. 	The entire right, title and interest to the film library, listed on Exhibit
"A" attached hereto and herein incorporated, relating to said assets (the
"film library").  A copy of a previous appraisal of  the film library is attached as Exhibit "B" and incorporated herein by reference.

b. All right, title, and interest in and to any tradenames and trademarks (whether Federal or State) as they relate to the film library, patents, licenses, domain names, internet websites, "know-how", as well as derivative works or products, copyright and trademarks, intellectual property rights, copyrights,"know-how" as they relate to the film library.

c. All right, title, and interest, in and to the film library including, but not limited to, Web Site transmittals or caused to be transmitted either directly or indirectly by Purchaser over the Internet, the rights to or transmissions originating from a server and received by listeners via personal computers or by means of another device capable of receiving the Internet through streaming technologies as well as those transmissions that are downloaded by persons on personal computers or other electronic or digital formats (e.g. DVD), including, but not limited to compact disc, satellite transmissions, online services, cable television system operators and open video systems (acting as other than Internet service providers) any license or rights to reproduce or publish by any means, method or process whatsoever, the film library purchased hereunder, including by way of example radio, television, seminars, books, workbooks, worksheets, audio, and visual tapes, including, but not limited to, text, photographs, images, illustrations, audio clips and video clips, are protected by copyright, and owned or controlled by Seller or the party credited as the provider of the content, software or other materials.

1.2 Liabilities of Assets. The sale of the assets enumerated above to Purchaser shall be made free and clear of all liabilities, obligations, liens and encumbrances, except those encumbrances enumerated within Exhibit "D," hereto attached and by this reference herein incorporated.

1.3 Assets Not Included. Notwithstanding the provisions hereinabove stated, the following assets of the business shall not be sold pursuant to this transaction: those certain items enumerated on Exhibit "E" attached hereto and herein incorporated, all of which shall remain the personal property of the Seller.

1.4 Assignment Instruments. The subject assets enumerated in subparagraphs a, b, and c of Paragraph 1.1 above, shall be conveyed, assigned and transferred by the execution and delivery of a Bill of Sale, as evidenced by attached
Exhibit "F" together with any consents, assignments or waivers necessary or desirable effectively to convey, assign and transfer the subject assets to the Purchaser. Seller shall take all necessary steps to put Purchaser in actual possession and operating control of the respective subject assets as of the date of possession as specified in Paragraph IX. Seller shall provide title, free and clear of all encumbrances, liens, mortgages, security interests, or encumbrances of any nature for the film library.

1.5 Further Assurances. Seller, from time to time, without additional consideration, shall execute and deliver further instruments of conveyance and transfer (in addition to the documents of transfer) and any and all other necessary documents and instruments, and shall take any and all such necessary actions to convey, transfer and vest in Purchaser the entire right, title and interest in and to each of the respective subject assets, including such appropriate documents as requested by Purchaser to be filed with the U.S. Patent and Trademark office and similar State agencies.

1.6	Security Interest. Purchaser hereby pledges, assigns, grants a security interest in all the assets acquired herein, to the extent necessary to fulfill the obligations of the Purchaser under section 2.1, subject to the terms and conditions hereinafter set forth.

(a)	Security for Obligations.  This section 1.6 secures the payment and the performance of Purchaser's obligations under 2.1 herein.

(b)	Marshalling. Seller shall not be required to marshal any present or future security for (including but not limited to this Agreement and the assets pledged hereunder), or guarantees of, the obligations, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such security and guarantees shall be cumulative and in addition to all other rights, however existing or arising. To the extent that he lawfully may, Purchaser hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Seller's rights under this Agreement or under any other instrument evidencing any of the obligations or under which any of the obligations are outstanding or by which any of the obligations are secured or guaranteed, and to the extent that it lawfully may Purchaser hereby irrevocably waives the benefits of all such laws.

                                     II.
                       Purchase Price and Payment

2.1 Purchase Price of Assets. The purchase price of the assets sold by Sellers to Purchaser shall be three million dollars ($3,000,000). The purchase price does not include any sales or use taxes.

2.1.1 Payment. The purchase price of the assets shall be paid in accordance with the terms of the Promissory Note, a copy of which is attached hereto as Exhibit G and hereinafter referred to as "The Promissory Note", which provides for payment of such amount, over a period of thirty-six (36) months.

2.1.2	Prepayment. Notwithstanding any other provision of this Agreement,
Purchaser shall have the right to prepay any or all amounts owed under this Agreement.

2.2	Assumption of Liabilities.  By its purchase of assets hereunder, Purchaser neither assumes any outstanding liabilities of Seller nor takes any property subject to such liabilities. All other liabilities of Seller incurred at the business and relating to the assets and properties hereby transferred, shall be discharged by the Seller on or before closing.

2.3	Ad Valorem Taxes and Assessments.  Ad valorem taxes on the Assets, including personal property taxes, and assessments due and payable on or with respect to the Assets, shall be prorated as of close of business on the Closing Date. Seller will pay to the State of Nevada, Department of Revenue, any Nevada State and County sales, use, property, excise and other taxes of any other jurisdiction arising by reason of the sale of the assets. Such taxes to be reported on and paid with Seller's first excise tax return after closing.

                                      III.
                          Representations of Purchaser
The Purchaser represents and warrants to the Seller as follows:

3.1.  	Expenses Incurred After Closing.  From the date of and after the closing,
Buyer shall be fully responsible for the payment and permanent handling of utilities, salaries and all other items of expense thereafter incurred as to the assets.

3.2 Material Facts. No representation or warranty contained herein or in any writing exhibit, financial statement or other instrument furnished to or to be furnished to Seller in connection with this Agreement or in connection with the transactions contemplated hereby contained or shall contain any untrue statement of any material fact, or omits or shall omit to state immaterial facts necessary to make any statement contained herein not misleading. All the representations and warranties contained herein are true and shall be true at the closing, and each and all of the same shall survive said closing.

                                      IV.
                 Representations and Warranties of Seller

Seller represents and warrants to Purchaser as follows:

4.1  	Authority.  Seller has full power and authority to enter into this
Agreement and to carry out the terms and provisions hereof.

4.2  	Title.  As of the date of closing, Seller has good and marketable title to all the subject assets sold hereunder, free and clear of all liens, encumbrances, charges or claims affecting the same of any nature whatsoever.

4.3  	Previous Agreements.  Neither the execution, delivery or performance of this Agreement shall conflict with or result in the breach of any material term, condition, provision of or constitute a default under any material agreement, contract instrument or lease to which Seller is a party or by which Seller is bound.

4.4  	Taxes.  That Seller has, as of the date of closing, filed and paid all federal, state and local income, withholding, FICA and FUTA taxes, excise or franchise tax returns, real estate, unemployment, business and occupation tax returns, sales and use tax returns and other tax returns required to be filed by them, in the United States or any foreign jurisdiction or territory.

4.5  	Pending Litigation.  That there is no litigation, administrative proceeding or arbitration pending or threatened against Seller with respect to the film library to be transferred by Seller pursuant to this Agreement.

4.6  	Inventory.  That there has been no substantial change in the amount or quality of the film library hereby conveyed, other than changes occurring in the ordinary course of business, since the preparation of the Financial Statements and operating statements, dated December 31, 1999. The film library being purchased by Purchaser is of good and marketable quality and usable and salable in the ordinary course of Purchaser's business. The film library shall not have suffered any material damage as a result of fire, flood or other catastrophe whether or not insured against, as of the date of closing.

4.7   	Employees. That Seller  holds Purchaser harmless from all claims for wages, vacation and fringe benefits and from all payroll taxes and penalties, industrial insurance, employment security claims, whether assessed by Federal, State, or local governmental authorities, with respect to any of its employees, and Purchaser shall have no responsibility with respect to any employees or former employees of Seller.

4.8   	Material Facts.  That no representation or warranty contained herein or in any writing, Exhibit, financial statement or other instrument furnished to or to be furnished to Purchaser in connection with this Agreement or in connection with the transactions contemplated hereby contains or shall contain any untrue statement of any material fact, or omits or shall omit to state a material fact necessary to make any statements contained herein not misleading. All such representations shall be true at closing and shall survive said closing.

4.9 Authority for Transaction Seller is a Corporation duly organized, and validly existing and in good standing under the Laws of the State of Nevada with full corporate power and authority to own or hold under lease its properties and assets and to carry on its business as presently conducted. The execution, delivery and performance of this Agreement by Seller and the due consummation by Seller of the transaction contemplated hereby has been duly authorized by all necessary corporate action on the part of Seller and Seller and this Agreement constitutes the legal, valid and binding obligation of Seller enforceable against it in accordance with its terms.

4.10   	Condition of Assets   Since December 31, 1999, through the date hereof,
there has not been any material adverse change in the condition of the film library or the prospects of Seller. The film library being purchased hereunder is in good operating condition and repair, normal wear and tear excepted.

4.12   	Agreements affecting Assets. Except as disclosed in Exhibit D, there are no agreements, contracts, leases, commitments or any instruments effecting the purchased assets.

4.13.	Compliance with Shareholders Rights. Seller has complied or will comply with all Shareholder-dissent appraisal right statutes in entering into this transaction and shall have obtained at or prior to the Closing Date all necessary authorizations and approvals required for the execution, delivery and consummation of the transactions provided for in this Agreement.

4.14.	Governmental Approval. Seller has all permits, licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for Seller to conduct its business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders or approvals will be affected by the consummation of the transactions contemplated by this Agreement and all such permits, licenses, order or approvals, to the extent transferable, are transferable to Seller. No approval or authorization of or filing with any governmental authority on the part of Seller is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

4.15  	Intellectual Property. To the Seller's best knowledge, the Seller has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any intellectual property rights of third parties to the film library, and, the Seller has never received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Seller must license or refrain from using any intellectual property rights of any third party for the film library). To the best knowledge of the Seller, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any intellectual property rights of the Seller to the film library. The Seller owns or has rights to use pursuant to licenses or other applicable contractual arrangements for all intellectual property to the film library.

                                       V.
                     Inspection and Acceptance by Purchaser

Purchaser acknowledges that it has examined and inspected the film library purchased hereunder, listed on Exhibit A hereto and accept it in its present condition and by so doing acknowledges that it is acceptable to the Purchaser and fit for its intended use. Purchaser acknowledges that it and its agents have had full access, during normal business hours, to all properties books, records and corporate documents pertaining to Seller's business.

                                      VI.
                               Indemnification

DFNL hereby agrees to indemnify and hold Purchaser, its officers, directors, employees and agents harmless from and against the following:

(a) any and all liabilities, losses, damages, claims, costs and expenses of DFNL of any nature, whether absolute, contingent or otherwise, which are not expressly assumed by Purchaser as herein provided, including but not limited to any and all claims or rights asserted under any trademark, copyright, trade secret, patent laws (by treaty, international law, federal or state, common law or statutory), environmental statutes (whether as an "owner", "operator", "generator", "responsible person", and/or "transporter" as those terms are understood under the Comprehensive Environmental Response, Compensation and Liability Act of 1980), the right to dissent by the shareholders of DFNL, purported shareholders of DFNL, claims of DFNL creditors, Federal or State or Local taxing authorities, other claimants of DFNL, claims arising out of and/or connected to the cancellation, redemption, retirement of DFNL stock;

(b) 	Any and all damages or deficiencies resulting from any violation of any copyright, trademark, licenses, misrepresentation, breach of any warranty, or non-fulfillment of any covenant or agreement on the part of DFNL contained in this Agreement or in any statement or certificate furnished or to be furnished to DFNL pursuant hereto or in connection with the transactions contemplated hereby; and

(c) 	Any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses (including reasonable attorneys' fees) incident to any of the foregoing, including any action taken against DFNL by any person under the provisions of the Bulk Sales Law of any state, or by any employee or former employee of Seller.

(d) DFNL, as of the date immediately preceding this Agreement, will indemnify and hold harmless Purchaser, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject within the meaning of the Securities and the Securities Exchange Act of 1934 and the Securities act of 1933 (collectively the "Act") or under any other statutes or at common law or otherwise, and will reimburse and indemnify Purchaser and its officers and directors for any legal or other expenses including the cost of any investigation and preparation] reasonably incurred by them or any of them in connection with investigating or defending any litigation or claim, whether or not resulting in any liability insofar as such losses, claims, damages, expenses, liabilities or actions arise out of are based upon any untrue statement or alleged untrue statement or a material fact contained in any Prospectus, Private Placement Memorandums, Offering Circulars, Proxy Statements, and Verbal, Written and other representations in connection with or related to Limited Partnership Offerings, Joint Ventures, any stock or bond offering, stock conversion rights granted, investment contracts, or other security as that term is defined under the Act or any State Security Act [as amended or as supplemented thereof] or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or any negligent misrepresentation of any manager or member, agent, or employee of DFNL; or any failure to perform any of the terms or conditions of this agreement. Purchaser agrees upon its receipt of written notice of the commencement of any action against them as aforesaid, in respect of which indemnity may be sought from DFNL, its Officers and Directors on account of the indemnity agreement contained in the subsection, to notify DFNL promptly in writing of the commencement thereof. Purchaser agrees to notify DFNL promptly of the commencement of any litigation or proceeding against it or against any of the Officers(s) or Directors of DFNL of which it may be advised, in connection with the issue and sale of any of its securities.

                                    VII.
       Seller's Conditions to Closing and Purchaser's Covenants.

7.1	 Seller's Conditions to Closing. The following shall be conditions to
Seller's obligations at closing:

(a)	 The Purchaser shall have satisfied its covenants set forth herein and shall not have breached any provisions of this Agreement.

7.2 	Covenants by Purchaser. During the term of this Agreement, the Purchaser covenants to:
		(a)	Maintain in a good state of repair all of the assets of the business purchased herein.

                                       VIII.
             Seller's Covenants and Purchaser's Conditions to Closing

8.1 	Covenants by Seller. During the term of this Agreement, the Seller covenants to:

(a)  	Seller shall operate the business, from and after the date of this
Agreement to the Closing Date, in such a manner and shall take such actions as may be necessary to assure that its representations and warranties contained herein will continue to be true and correct on the Closing Date;

(b)  	Seller will use its best efforts to preserve the business intact and to preserve the goodwill of suppliers, customers and other having business relations with it in connection with its operation of the business;

(c)  	Seller will use its best efforts to continue the operation of the business, from and after the date of this Agreement to the Closing Date, in an efficient and orderly manner and will maintain the premises and equipment in the same condition as they are on the date hereof, reasonable wear and tear excepted;

(d)  	Seller will hold Purchaser harmless from all claims for wages, vacation and fringe benefits and from all payroll taxes and penalties, industrial insurance, employment security claims, whether assessed by Federal, State, or local governmental authorities; and

(e)  	Seller will conduct the business, from and after the date of this
Agreement to the Closing Date, in the ordinary and usual course and will not make any capital expenditure or commitment for capital expenditure, or any long-term or unusual commitments, obtain any liens or judgments or encumbrances with respect to the film library to be transferred pursuant hereto, without the prior written approval of Purchaser.

8.2  	Conditions to  Purchaser's Obligations.  All obligations of  Purchaser under this Agreement are subject to the fulfillment at the Closing of each of the following conditions:

(a)  	All representations and warranties of Seller contained in this Agreement shall be true and correct as of the Closing Date, and Seller shall have fulfilled all of its covenants and agreements hereunder;

(b) Seller shall have fully performed and complied with all commitments and conditions hereunder up to the Closing Date;

(c) The assets shall not have suffered any material damage as a result of fire, flood or other catastrophe, whether or not insured against;

(d) Purchaser shall have received from Seller, in form and substance satisfactory to Purchaser, dated the Closing Date, to the effect that:

  (i)	 DFNL is a Corporation duly organized, validly existing and in good standing under the laws of the State of  Nevada.
  (ii)	All the outstanding Common Stock of DFNL has been duly authorized, and are validly issued, fully paid and nonassessable;
  (iii)DFNL has taken all requisite corporate action to approve this Agreement and the transactions contemplated hereby, and this Agreement has been duly authorized, executed and delivered by DFNL and constitutes a valid and binding agreement of DFNL enforceable in accordance with its terms;
  (iv)	Directors and Shareholders of DFNL have taken all requisite corporate action to approve this Agreement and the transactions contemplated hereby;
   (v)	To Seller's knowledge, the execution, delivery and performance of this
       Agreement by DFNL and the consummation of the transactions contemplated hereby will not conflict with or result in the breach of any of the terms, conditions or provisions of any agreement, contract or commitment to which Purchaser is not also a party which is material to the business or properties of DFNL as a whole or constitute a material default thereunder or give to the others any material right of termination, cancellation or acceleration thereunder, or otherwise require any approval which has not been obtained;
  (vi) The Shareholders of DFNL, with respect to this Agreement, is proposed shall not have exercised their right to dissent as dissenting Shareholders or similar rights under Nevada law.
 (vii) Seller has title, free and clear of all encumbrances, liens, mortgages, security interests, or encumbrances of any nature for the film library;
(viii)	Seller has title, free and clear of trade secrets, patents, patent applications, domain names, websites, "know-how" and technology used by Seller in connection with the film library as acquired by Purchaser herein.
 (ix) 	Seller nor purchaser are under no duty to insure that the Creditors of
       Seller are satisfied out of the purchase price to be paid by Purchaser under this Agreement; and have no duties under the Bulk Transfer Provisions of the Uniform Commercial Code, and the Nevada
       Bulk Sales Act.

(e)	Seller shall have made no sale or other disposition of any of the purchased assets and shall have maintained and repaired consistent with past practices the purchased assets and shall not have permitted or allowed any of the purchased assets to be or become and remain subject to any pledge, lien, security interest or other encumbrance of any kind.

(f)	Seller shall have afforded the Purchaser and its agents full access, during normal business hours, to all properties books, records and corporate documents pertaining to Seller business and employees, as may have been reasonably requested by the Purchaser.

(g)	Seller shall have satisfied its covenants set forth herein and shall not have breached any provisions of this Agreement.

(h)	Seller has consulted with legal counsel and accountant of its choice regarding this Agreement and its terms and conditions, has consulted with such legal counsel and accountant as to the effect of Federal and State tax laws, security laws, and corporate laws on this Agreement.

(i)	The Seller shall execute and deliver to Purchaser the Bill of Sale.

(j)	Secretary's Certificate.  Purchaser shall have received copies of the following, in each case certified as of the Closing Date by the Secretary of
Seller:
    (i) 	The resolutions of the board of directors and Shareholders of Seller authorizing the execution, delivery and performance of this
         Agreement; the Closing Date; and
    (ii)	The bylaws of Seller in effect as of the Closing Date; and
   (iii)	The signature and incumbency of the officers of Seller authorized to execute and deliver this Agreement.

(k)	Third Party Appraisal. No later than 90 days from the Closing Date,
Purchaser shall have received from Leonard Bullis, C.P.A., who is an independent third party, non-affiliated with any party to this transaction, an appraisal, in form and substance satisfactory to Purchaser, dated the Closing Date, to the effect, the appraised value of the film library is at least three million dollars ($3,000,000).

                                       IX.
                 Transfer of Possession of the Assets/Closing

The transfer of the possession of the film library from Seller to Purchaser shall occur on the Closing for the consummation of the transactions contemplated by this Agreement shall unless another date or place is agreed to in writing by the parties hereto, take place at the offices of Purchaser, 777 North Palm Canyon Drive, Suite 200, Palm Springs, California, 92262, or, with the parties consent, via Federal Express or other courier services, on the date which is no later than May 15, 2000. At the Closing, all steps shall be taken and documents and instruments delivered which are necessary or desirable to consummate the transactions provided for herein, attached hereto as Exhibit "C". Risk of loss, and profit, shall remain with Seller until 9 a.m., Pacific Standard Time, at the Closing Date. Risk of destruction or impairment of any of the subject assets covered by this Agreement shall likewise pass as of such date and time. All representations, warranties, agreements, covenants and obligations herein shall be deemed to have been relied upon by the other party and shall survive the closing regardless of any investigation by either party and shall not merge in the performance of any obligation by any party hereto.

                                        X.
             Survival of Representations, Warranties and Agreements.

The representations, warranties and agreements and covenants of the Seller and the Purchaser contained in this Agreement shall not be discharged or dissolved upon, but shall survive, the closing.

                                        XI.
                               Fees and Expenses

Each of the parties will bear its own expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement, and no expenses of Seller or Purchaser relating in any way to the purchase and sale of the subject assets hereunder shall be charged to or paid by the other. Notwithstanding the foregoing, Seller and Purchaser each agree to be responsible for any pay their own attorney's fees incurred at closing. Seller and Purchaser shall each be responsible for their own attorney's fees and costs. Seller and Purchaser represent and acknowledge that Charles A. Cleveland was requested by Seller and Purchaser to acts as the attorney for Seller and Purchaser in this transaction. Washington State Rules of Professional Conduct 1.7, 1.8, and 1.9 require that Cleveland notify Seller and Purchaser of any potential, apparent, or actual conflicts of interest. Since Cleveland has represented and continues to represent Seller and Purchaser, a potential, actual and apparent conflict of interest may exist. Seller and Purchaser waive any conflicts of interest that may arise out or are connected to this agreement or Cleveland's representation. If a disagreement should arise between Seller and Purchaser, Charles A. Cleveland, P.S. will not represent either party. The signatures of Seller, Purchaser, their respective Presidents, acknowledge their understanding of the representation of Seller and Purchaser by Charles A. Cleveland, their waiver and hold harmless agreement for any conflict of interest. Seller and Purchaser acknowledge notice of and their right to seek independent counsel.

                                      XII.
                               Payment of Taxes

Seller will pay to the United States, and foreign jurisdiction, and the applicable States or localities, or taxing authorities, any sales, use, property, income, business and occupation, excise and other taxes arising by reason of the sale of the assets. Such taxes to be reported on and paid after closing in accordance with the respective jurisdiction.

                                     XIII.
                                No Solicitation

DFNL and each Director, Officer, and Shareholder of DFNL will not (nor will it permit any agent or affiliate to) solicit, initiate or encourage any Acquisition Proposal or furnish any information to, or cooperate with, any person, corporation, firm or other entity with respect to an Acquisition Proposal. As used herein "Acquisition Proposal" means a proposal for a merger, reorganization or other business combination involving the Company or for the acquisition of a substantial equity interest in, or a substantial portion of the film library of Seller other than this Agreement.

                                        XIV.
                                      Benefit.

This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and/or legal representatives. This Agreement shall not be assignable by the Parties without the prior written approval of the other Parties, which approval will not be unreasonably withheld.

                                        XV.
                                     Notices.
All notices, requests, demands and other communications hereunder shall be in writing, and shall be deemed to have been duly given if delivered or mailed, first class, postage pre-paid, to:

       If to PURCHASER, to:         	JOHN ANDERSON
				                                 President
                               				  MEDIA CLASSICS GROUP, INC.
                                     777 North Palm Canyon Drive
                                     Suite 200,
                                     Palm Springs, California, 92262

                           and to:			Charles A. Cleveland
                                     Suite 304 Rock Pointe Center
                                     1212  North Nevada
                                     Spokane, WA 99201-2401

       If to DFNL to:	             		DONNA ANDERSON
                                     President
                                     DEFINITION, LTD.
                                     120 St. Croix Avenue
                                     Cocoa Beach, Florida  32931

                           and to:			Charles A. Cleveland
                                     Suite 304 Rock Pointe Center
                                     1212  North Nevada
                                     Spokane, WA 99201-2401



                                     XVI.
                         Miscellaneous Provisions

16.1  	Insurance.  Purchaser agree to maintain fire and other casualty insurance upon the assets to be purchased by Purchaser herein from the date of closing and shall bear the risk of any loss thereof until said date.

16.2  	Additional Documents.  The parties hereto agree to execute any further agreements, documents, affidavits or assurances as Maybe necessary to consummate and give full force and effect to the terms of this Agreement.

16.3	Performance.  Seller acknowledges the right of Purchaser to specific performance under this Agreement.

16.4 	Maintenance of Intellectual Property. Subsequent to Closing, Purchaser
shall bear all costs and expenses in connection with the filing, maintenance, and protection of copyrights, trademarks and licensing fees associated with the film library acquired pursuant to this Agreement.

16.5	Confidentiality.  Neither Purchaser nor Seller shall publicize the purchase and sale contemplated by this Agreement or the existence of negotiations leading up to this Agreement, and Seller and Purchaser shall use their best efforts to insure that any investigation of Seller's Business by Purchaser will be conducted in such a manner that no third party, including any employee of Seller, would be likely to know that a sale might be pending.
The covenants of this Section 4.3 shall terminate at such time and only if
Seller and Purchaser agree to make a public announcement concerning this
Agreement, except it shall not terminate as to the financial terms of the transaction (other than to the extent such financial terms are disclosed in closing documents filed or recorded in connection with this transaction).

16.6	Press Releases. Seller agrees that because of the confidential nature of this transaction, not to release any information concerning this Agreement and the transactions contemplated herein. Nothing contained herein shall prevent either party at any time from furnishing any information to any governmental agency. Purchaser shall have the sole responsibility for dissemination of information, including press releases.

16.7.	Seller, its officers and directors each acknowledge, represent, warrant, and agree that:

(a) 	Seller is acquiring derivative securities in Purchaser and underlying
Preferred Stock of Purchaser to be acquired pursuant to this Agreement for Seller's own account for investment, and Seller has no present intention to sell, distribute or otherwise dispose thereof;

(b) 	Seller has evaluated Seller's present and anticipated needs and person requirements and is satisfied that it has adequate means for providing for these expenses without respect to any income or other benefit which may be derived from it's investment in derivative securities in Purchaser and underlying Preferred Stock of Purchaser and does not anticipate any need to sell, assign, or transfer such securities of Purchaser;

(c) 	Seller acknowledges being informed that the derivative securities in
Purchaser and underlying Preferred Stock of Purchaser being received is not registered under the Securities Act of 1933 or any state securities law, and it must be held indefinitely unless it is subsequently registered under the Securities Act of 1933 or Securities Exchange Act of 1934 and applicable state securities laws or Seller furnishes to Purchaser an opinion of counsel satisfactory to Purchaser that registration is not required under the under such Act or laws;

(d) 	Seller has not obtained any representative to review or evaluate it's acquisition of derivative securities in Purchaser and underlying Preferred Stock of Purchaser and, by reason of its knowledge and experience in financial and business matters in general, is capable of evaluating the merits and risks of this investment;

(e)	 Seller has examined this Agreement (including the Exhibits hereto) and has been given access to all underlying documents related to this transaction, and is satisfied that Seller has received such information as it deems necessary or appropriate as a prudent and knowledgeable investor to verify the accuracy of such information and to evaluate the merits and risks of acquiring derivative securities in Purchaser and underlying Preferred Stock of Purchaser. Seller has carefully evaluated its financial resources, investment condition and the risks attendant upon this investment, and acknowledges that Seller is able to bear the economic risks of this investment;

(f) Seller realizes that neither the Securities and Exchange Commission, nor the securities regulatory body of any state has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(g)	Seller acknowledges being informed and agrees that certificates for derivative securities in Purchaser and underlying Preferred Stock of Purchaser issued to it will bear the following legend:

		The securities represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state and may not be sold or otherwise transferred in the absence of effective registration under such Act and laws, or an opinion of counsel satisfactory to the corporation that such registration is not required.

Seller agrees that it will not transfer or attempt to transfer the derivative securities in Purchaser and underlying Preferred Stock of Purchaser except in compliance with the restrictions and provisions contained in said legend.

(h)	Seller confirms that the undersigned is an "accredited investor" within the meaning of SEC Regulation "D" or the undersigned, along or together with Seller's purchaser representative(s) has such knowledge and experience in financial and business matters that Seller, or Seller and such representative(s) together, are capable of evaluating the merits and risks of an investment in MEDIA CLASSICS GROUP, INC. and of making an informed investment decision.

                                     XVII.
                          Venue and Jurisdiction
It is agreed by the parties hereto that this Agreement, including its interpretation and its performance, and all proceedings hereunder be construed in accordance with the laws of the state of Nevada and in any action or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, the laws of the state of Nevada shall be applicable and controlling. Any controversy arising out of, connected to, or relating to any matters herein of the transactions between Purchaser and Seller (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, agents, of DFNL), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, breach of duty of good faith and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Nevada Law. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall select a third arbitrator, which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties.
The Superior Court for Carson County, State of Nevada, shall have jurisdiction to enforce any arbitration award. If any action is brought upon this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, together with costs of suit. In any action herein Seller waives personal service of any summons, complaint or other process and agree that service thereof may be made by certified or registered mail directed to Seller at the address set forth in section XV.

                                       XVIII.
                               	Events of Default

Time is of the essence of this Agreement; and an "Event of Default" exists if any of the following occurs and is continuing:

(a) Principal Payments -- Purchaser fails to pay any installment of principal on the Note when due (whether at maturity, by reason of acceleration or otherwise), or thereon when due;

(b) Covenant Defaults -- Seller or Purchaser fails to perform or observe any covenant or any other material provision of this Agreement or the Note;

(c) Representation and Warranties -- Seller or Purchaser has made any representation or warranty in, or in connection with this Agreement or the Note which is false or misleading in any material respect;

(d) Bankruptcy, Insolvency or Reorganization --Seller or Purchaser makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due, or a decree or order appointing a receiver, custodian or trustee for it or for substantially all of its assets is entered and, if entered without its consent, remains in effect for more than thirty (30) days; or Seller or Purchaser files a voluntary petition commencing proceedings under any law relating to bankruptcy, insolvency, reorganization or other relief of debtors or any such proceeding of an involuntary nature is filed against it and is not dismissed within thirty (30) days; or shall constitute Events of Default and shall give rise to the rights of Seller or Purchaser (as the case may be) described in Section XIX, unless otherwise provided by specific remedy elsewhere in this Agreement.

                                    	XIX.
                    	Rights of Seller Upon Default.

Upon the occurrence of any of the events of default described in Section XVIII the nondefaulting party may, in its discretion, do any one or more of the following:

(a)  	Terminate this Agreement upon five days' written notice to the defaulting party.
(b)  	In any action brought in any court, the nondefaulting party or any assignee of the nondefaulting party, the rights and remedies of the nondefaulting party may be enforced successively or concurrently and the adoption of one or more rights or remedies shall not operate to prevent the nondefaulting party from electing any other or further remedy given to the nondefaulting party  under this Agreement or by law or at equity.
(c)  	nondefaulting party can retain all amounts paid or withhold payments due pursuant to this Agreement.

                                      XX.
                                    Waiver
No waiver of any of the terms or conditions of this Agreement shall be binding or effective for any purpose unless expressed in writing and executed by the party giving the same.

IN WITNESS WHEREOF, the parties have executed this Agreement the first date above written

                         				SELLER:

                         				DEFINITION, LTD.

                         				By:________________
                            	Donna Anderson
                             Title: 	President
ATTEST:
_____________________
Secretary
                        					PURCHASER:

                        					MEDIA CLASSICS GROUP, INC.

                             By:_______________________
                            	John Anderson
                             Title: President
ATTEST:
______________________
Secretary

STATE OF     			)
                )ss
COUNTY OF 			   )

On this day of       , 2000, before me, the undersigned, a Notary Public in
and for the State of          , duly commissioned and sworn, personally
appeared 				 and 			, to me known to be the President and Secretary,
respectively, of DEFINITION, LTD., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed is thc corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

NOTARY PUBLIC in and for the State of  		, residing in  		. My
Commission expires:

STATE OF     			)
                )ss
COUNTY OF 			   )

On this day of       , 2000, before me, the undersigned, a Notary Public in and
for the State of            , duly commissioned and sworn, personally
appeared 				 and  						, to me known to be the President and Secretary,
respectively, of MEDIA CLASSICS GROUP, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed is thc corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

NOTARY PUBLIC in and for the State of  	, residing in         . My Commission
expires:

                                EXHIBIT "A"
Due to the voluminous size of the film library, an 8-K/A will be filed to include the complete inventory of the film library.


SELLER:                       					PURCHASER:

DEFINITION, LTD.		              			MEDIA CLASSICS GROUP, INC.

By:                               	By:
Title:                    			   	 	Title:

                                 EXHIBIT "B"

SELLER:                       					PURCHASER:

DEFINITION, LTD.			              		MEDIA CLASSICS GROUP, INC.

By:                               	By:
Title:                           		Title:

                              LEONARD E. BULLIS
                         Certified Public Accountant
                    72-880 Fred Waring Drive, Suite C-14
                            Palm Desert, CA 92260
                               (619) 779-1394

February 6, 1996

Board of Directors
Media Classics, Inc.
68-805B Perez Road, Sutie 42
Cathedral City, CA 92234

I have determined the Fair Market Value at sale of MC's primary asset, namely its stock film and video library. (Attachment A) I believe that I have completed a fair and independent valuation of the library with a high degree of confidence in its validity and accuracy.

As of February 1, 1996, the Fair Market Value is $16,000,000.

Due to the volume of footage involved and the constraints of conducting a timely audit and valuation, I had to rely upon the inventories and information provided by MC. Although I cannot warrant or guarantee their information, I personally conducted a more than adequate random sampling of the inventory, etc. and to the best of my ability and knowledge, the film and video library owned by Media Classics is valid and that the Fair Market Value is accurate.

Conservatively, Media Classics' stock footage library contains:

         16mm film                 2,000,000 feet
         35mm film                   500,000 feet

Translated into viewing (projection time in minutes) is necessary to illustrate the total value, as stock footage is priced using an industry standard (low) $30.00 a second. The 16mm film is converted to equivalent 35mm footage by using a mathematical factor of 2.5:

          2.5 2,000,000 of 5,000,000 feet

The conversion to projection time is accomplished by dividing the footage by 100 (technically 90 feet per minute). For ease of calculation I am using 100 feet per minute. Thereby reducing actual footage by 10%. Thus the total projection/viewing time is:

Page Two

           16mm film footage         50,000 minutes
           35mm film footage          5,000 minutes
                                    -------
           Total                     55,000 minutes

Film footage is actually priced on the seconds of film required. The library's total projection time is:

            55,000 x 60  = 3,300,000 seconds

If the above industry standard (low) price of $30 per second is used, a very conservative estimate of the value of the Media Classics library is :

           3,300,000 seconds x $30 per second = $99,000,000

If Media Classics were to merely license a 2.5% of the above total libary value, the total library potential income is valued at :

            $99,000,000 x .025 = $2,475,000

or $24,750,000 over a ten year period.


___________________________                     __________________
/s/ Leonard E. Bullis                           Date
Certified Public Accountant


STATE OF CALIFORNIA

COUNTY OF RIVERSIDE

On February 5, 1996, before me Ken Waring, personally appeared Leonard E. Bullis, personally known to me OR proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

___________________________
Signature of Notary Public

                                   APPRAISAL



                             MEDIA CLASSICS, INC.

Ewing Brown
Movie Tech Studios
832 N. Seward Street
Hollywood, CA 90038

                             MEDIA CLASSICS, INC.

BACKGROUND

    The importance/value and historical significance of STOCK FILM FOOTAGE HOUSES is more than adequately described in the DAILY NEWS article on stock footage libraries. (Attached) There is no point in futher elaboration in that regard, other than to perhaps point out one or two guidelines which may help clarify points in this appraisal.

1- It should be noted that MEDIA CLASSICS' stock footage film library is on film, NOT video. Video libraries are only good for a few years and unless they are re-duplicated (automatically imposing a generation loss in the duping) the quality of the image is soon useless. Not so with film. With proper storage, the life of the new safety films should be nearly indefinite.

2- While many products/properties depreciate in value each year, MEDIA CLASSICS' stock film footage library will increase year after year as historical events slip further into the past.

3- It is difficult to ascertain the value of certain film footage. While there is a common industry value of from $30 to $50 per second, some of the MEDIA CLASSICS footage would not necessarily license for that value. However, some of the Robert F. Kennedy assassination footage has been bid at $400 per second and footage of Japanese submarines entering Pearl Harbor - Dec.7, 1941-through the anti-submarine netting will license for $125 per second. It is obvious, therefore, that an acceptable average-value be applied to calculate the total assets of the library.

VALUE

    I have personally spot-checked the MEDIA CLASSICS stock footage film library. Before judging too quickly the idea of only 'spot-checking', one must realize that to view the components of the entire libary....it would require a full-time employee sixty weeks, eight hours a day, with no vacations, nonstop, no breaks to load the reels, et cetera. In addition to having personally examined the film storage areas, I have previewed hundreds of hours of stock footage with the hope of being able to license some of it for my own productions. I have, in fact, in my possession several thousand feet of MEDIA CLASSICS footage which I am presently previewing.

Before going into the details of the size and scope of the MEDIA CLASSICS stock footage film libaray, let me illustrate the enormous potential we are dealing with, using a very conservative example.

Using an industry standard of (low) $30 a second...a library of only 10,000 feet of 35mm film would have a potential licensing value of $180,000 if all of it could be licensed only one time a year. (1,000 feet for every ten minutes of 35mm projection time calculates-out at 100 minutes x 60 seconds = 6,000 seconds, at $30 a second = $180,000)

SCOPE

   MEDIA CLASSICS is among the largest wholly owned stock footage libraries in the country. In contrast to MEDIA CLASSICS owning their entire library, many of the large and most successful stock footage libraries simply have arrangements with the major motion picture studios to license the use of studio footage, actually owning only small percentages of all the film they license over the course of any given year.

Conservatively, MEDIA CLASSICS' stock footage library contains:

     16mm film     5,000,000 feet
     35mm film     2,000,000 feet

Translated into viewing/projection time (in minutes) is necessary to illustrate the total value, as stock footage is priced on the basis of time. The 16mm film is converted to equivalent 35mm footage by utilizing a mathematical factor of 2.5:

    2.5 x 5,000,000 or 12,500,000 feet

The conversion to projection time is accomplished by dividing the footage by 100 (technically 90 ft. per minute. For ease of calculation I am using 100 ft. per min. thereby reducing the actual footage by 10%. Thus, the total projection/viewing time is:

     16mm film footage       125,000 minutes
     35mm film footage       +20,000 minutes
                             -------
          Total              145,000 minutes

Film footage is actually priced on the seconds of film required. The librarys' total projection time in seconds is:

                         145,000 minutes
                          x   60 seconds
                         -------
                  Total 8,700,000 seconds

If the above industry standard (low) price of $30 per second is used, a very conservative estimate of the value of the MEDIA CLASSICS library is:


             8,700,000 seconds
             x $30 per second
             ----------------
Total        $261,000,000

If MEDIA CLASSICS were to merely license 2.5% of the above total library value, the annual total library potential income is valued:

             $261,000,000
             x       .025
             ------------
             $6,525,000

or $65,250,000 over a ten year period.

SUMMARY

With Atlantic Bell's recent announcement of a merger wiht VIACOM and all the evidence that there will soon be hundreds of TV channels to choose from... there is one obvious question resounding above all the others...WHAT IS GOING TO BE USED TO FILL ALL THE PROGRAMMING SLOTS...24 HOURS A DAY, 52 WEEKS A YEAR?

It is estimated that if all the programming available - not already owned or controlled by the studios or networks - were compiled, it would only fill approximately 30 days of actual programming time when the dozens of new channels go on line in a year or two.

In the years to come, TV and film producers - myself included - are going to rely more and more on stock film footage libraries to reduce production costs and to expedite production schedules. I can, with complete confidence state that with proper management and ordinary advertising effort, MEDIA CLASSICS is in a position to safely realize 0.5% of its potential licensing library.

While I cannot guarantee MEDIA CLASSICS sales, I can state that I personally spot-checked their inventory and to the best of my knowledge, the estimate of footage owned and controlled by MEDIA CLASSICS, INC. is true. (Inventory attached)

-----------------------             ----------------
/s/ Ewing Brown                         DATE


STATE OF CALIFORNIA
COUNTY OF  Los Angeles
On November 18, 1993, before me, Ida Samko-McClelland, Notary Public, personally appeared Ewing Brown, (proved to me on the basis of satisfactory evidences) to be the person(s) whose name(s) is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity (ies) and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature  --------------------------
           /s/  Isa Samko McClelland

                                    BIO

                              EWING M. BROWN

Ewing M. Brow has acted - through the course of seven decades - for every major studio in Hollywood. From a child star, in the OUR GANG comedies at Hal Roach Studios, playing the mean little rich kid, to his favorite role as Charlie Ryker in SHANE for George Stevens, Brown has been in an enviable position as an insider to observe the Hollywood scene for 60 years.

Brown established himself in the production side of film-making in the early 50's as head editor for Emperor Films, then on to Robert L. Lippert Studios to take on editorial and production responsibilities. In 1957, he formed his own company to handle the production and post production on KINGDOM OF THE SEA and DIVORCE HEARING.

In a city where most companies rise and fall in the space of a few years, his thirty-five year old company is something of a rarity. It's no wonder he goes by his nickname, LUCKY BROWN. Movie Tech Studio is not only going strong, but in 1976, Brown purchased his own property and built the first complete production studio to be erected from the ground up since World War II. MOVIE TECH STUDIOS has complete facilities and equipment to handle every part of film production from script, to answer print (except for the lab), with a crew on hand and ready to go.

Today, as President and Owner of MOVIE TECH STUDIOS, INC. Brown is fully involved behind the cameras, having been employed in almost every capacity from film editor and cameraman to director and producer. The walls at Movie Tech display awards for his films from all over the world.

One film of his, THE BLOOD OF DRACULA'S CASTLE, was the highest grossing film of the week in the city of Los Angeles. LOVE IN COLD BLOOD has been added to the Paramount distribution schedule for cable release, and Brown's
WHALE OF A TALE, starring William Shatner and Abby Dalton has been distributed worldwide and is currently going into cable release. The MR. TOO LITTLE feature is now in cable release.

Mr. Brown also produced a MARCO POLO, the highest grossing picture in the Phillipines of its time, in addition to successful release of the THE KILLERS. Mr. Brown recently produced and directed LIFE OF QUEEN VICTORIA for PBS television.

When second unit filming is needed by the top motion picture and televison companies in Hollywood, they call on MOVIE TECH STUDIOS and Ewing M. Brown, knowing the quality and integrity of their production will be maintained. In the past few years, those companies have included MTM PRODUCTIONS for two of their top shows, HILL STREET BLUES AND ST. ELSEWHARE. Last season's shows included POLICE SQUAD for Paramount, CASSIE AND COMPANY for NBC and GREATEST AMERICAN HERO.

Feature films - second unit work - have included FRIDAY 13th PART II; DEAD MEN DON'T WEAR PLAID; FIRST MONDAY IN OCTOBER working with Sir Ronald Neame, and SOUP FOR TWO for Warner Brothers. The most recent films include ARMED RESPONSE and CYCLONE for Cinetel and THE TOMB and PRISON SHIP for Transworld.

In addition to his extensive acting and producing experiences, Brown has been called upon by banks and the Internal Revenue Service to provide appraisals of both motion picture film and motion picture memorabilia.

With over thirty five years in motion picture production and another thirty as an actor, few individuals in Hollywood are more qualified to verify audits or conduct appraisals relating to bank or IRS verification of claims, or seizures.

EXHIBIT "C"
SELLER:                       PURCHASER:

DEFINITION, LTD.              MEDIA CLASSICS GROUP, INC.

By:_________________          By: ______________________
Title: _____________          Title:  __________________

EXHIBIT "D"
SELLER:                  					    PURCHASER:

DEFINITION, LTD.		             			MEDIA CLASSICS GROUP, INC.

By:__________________             By:______________________
Title:_______________    			    		Title:___________________

EXHIBIT "E"

SELLER:                  					    PURCHASER:

DEFINITION, LTD.		             			MEDIA CLASSICS GROUP, INC.

By:________________               By:______________________
Title:_____________      			    		Title:___________________

                                EXHIBIT "F"
                               BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS that DEFINITION, LTD., a Nevada Corporation (collectively "Seller"), in consideration of the sum of One dollar $1.00 and other good and valuable consideration, to Seller in hand paid by MEDIA CLASSICS GROUP, INC., a Nevada Corporation ("Purchaser") the receipt whereof is hereby acknowledged, have granted, bargained, sold, conveyed, transferred, and delivered and by these presents do bargain, sell, grant, convey, transfer, and deliver unto the Purchaser all of Seller's right, title and interest in the following goods and chattels, as well as all right, title, and interest in and to the intellectual property, domain names, websites, tradenames or trademarks, conceived or developed in whole or in part, by
Seller:

SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE

To have and to hold the same unto Purchaser, their heirs, executors, affiliates, administrators, legal representatives and assigns forever.

And Seller does for itself, its officers, directors, affiliates, subsidiaries, administrators and assigns, covenant and agree with Purchaser to warrant and defend title to the assets hereby sold unto Purchaser, its executors, affiliates, subsidiaries, administrators, officers, directors, and assigns against all and every person and persons whomsoever.

And Seller does for itself, its administrators and assigns, warrant and represent to Purchaser that the title conveyed is good, its transfer is rightful; and the goods are, have been, or shall be delivered from any security interest or other lien or encumbrance.

In Witness whereof, this Bill of Sale is effective this      day of  		, 2000.

SELLER:

DEFINITION, LTD.

By:_____________________________
Title: President
       -------------------------
PURCHASER:

MEDIA CLASSICS GROUP, INC.

By:______________________________
Title: 	President
        -------------------------

                              AFFIDAVIT OF TITLE

STATE OF   			)
           			)ss
County of 		 	)

DONNA ANDERSON, being first duly sworn, deposes and says:

1.  	That she is the president of DEFINITION, LTD., ("DFNL"), a Nevada
Corporation, and that she is the same person who executed the bill of sale to which this affidavit is attached and authorized to execute the bill of sale, and the Asset Purchase Agreement (of which this document is part).

2.  	That DFNL has full right to sell and transfer the above-described property.

3.  	That such property is free and clear of all security interests, liabilities, obligations, and encumbrances, except as follows: none.

4.  	That there are no judgments against DFNL in any court of the State of
Nevada, the Courts of any State, the United States of America, or any other jurisdiction or territory, and there are no replevins, attachments, executions, or other writs or processes issued against DFNL, except as otherwise disclosed to Purchaser; that DFNL has not filed any petition in bankruptcy, nor has any petition in bankruptcy been filed against DFNL, and that DFNL has not been adjudicated a bankrupt.

5.  	That this affidavit is made to induce MEDIA CLASSICS GROUP, INC., a Nevada
Corporation, to accept the transfer of this property and to pay the consideration therefore specified in the said bill of sale.

DATED this         day of                                , 2000.




Subscribed and sworn to before me this      day of      				  , 2000.


				Notary Public in and for the State of 		, residing in             . My
    commission expires:

                                 EXHIBIT G
                              PROMISSORY NOTE
$3,000,0000                                									December 29, 1999

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"), AS AMENDED, AND ARE RESTRICTED SECURITIES AS DEFINED BY RULE 144 OF THE ACT. THE SECURITIES MAY NOT BE TRANSFERRED,SOLD OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES SHALL BE EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION REQUIREMENTS UNDER THE ACT IS EFFECTIVE, AND, (2) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL FOR THE COMPANY THAT NO VIOLATIONS OF ANY SECURITIES ACTS WILL BE INVOLVED IN ANY TRANSFER.

THIS NOTE HAS NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, THE NEVADA SECURITIES COMMISSION, OR ANY OTHER STATE SECURITIES AGENCIES.

FOR VALUE RECEIVED, MEDIA CLASSICS GROUP, INC., a Nevada Corporation ("Maker")
promises to pay to DEFINITION, LTD., a Nevada Corporation ("Payee") or ORDER,
at 120 St. Croix Avenue, Cocoa Beach, Florida  32931, the sum of three
million Dollars-----00/100 ($3,000,000), with interest from  				, on the
unpaid principal balance at the rate of  eight percent (8%) per annum on the principal balance.  Subject to the terms and conditions set forth in that certain Asset Acquisition Agreement, effective December  29, 1999,  between
Maker and Payee, all principal and interest shall be due on or before on
December 29, 2002.  For purposes of this Promissory Note "annual" shall mean
360 days. The undersigned may prepay any part or all of this obligation at any time.

Convertibility
--------------
This Promissory Note shall be convertible, without the payment of any additional consideration by the holder thereof, at the option of the holder thereof, at the office of the Maker, into such number of fully paid and nonassessable shares of Preferred Stock as then designated by the Board of Directors therein. Subject to applicable Federal and/or State securities laws, on or before December 29, 2002, all or any portion of principal, (and at the Maker's option all accrued interest), shall be converted into ten (10%) percent of the then designated Preferred Stock computed as of the date of conversion. Upon delivery of notice of conversion, the principal amount so converted shall cease to bear interest, beginning with the date of such notice.

Before any Holder shall be entitled to convert the same into full shares of Preferred Stock, such Holder shall surrender this note, duly endorsed, at the office of the Maker, and shall give written notice to the Corporation at such office that the Holder elects to convert the same.

Default
-------
Upon default in the payment of all of the principal when due, or of any payment required herein, the whole of the principal sum then remaining unpaid hereon shall, at the option of the holder hereof, become immediately due and payable, without demand or notice. Upon default, this Promissory Note shall bear interest at the maximum rate of interest allowed by Nevada Law. Waiver of any default under the terms of this Promissory Note shall not constitute a waiver of any subsequent default hereunder.

In addition to the foregoing amounts, Maker or any indorser, transferor, or guarantor, agree to pay all reasonable attorneys' fees and costs incurred by the Payee or Holder in endeavoring to collect the principal and interest herein, or any part thereof, or securing the performance of this Promissory Note, or in enforcing this Promissory Note.

This Promissory Note shall in no way impair any collateral nor act as a modification or satisfaction of any obligation of the Makers owed to the Payee. The Maker of this Promissory Note execute the same as a principal and not as a surety.

The undersigned Maker and all indorsers, transferors, sureties and guarantors hereof, hereby jointly and severally waive presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, indorsement, or guaranty of this instrument. The validity, interpretation, and performance of this Promissory Note shall be construed in accordance with the laws of the State of Nevada, and venue shall lie in Carson County, Nevada. This Promissory Note is subject to the terms and conditions as set forth in that certain Asset Acquisition Agreement, effective December 29, 1999, between Maker and Payee.

Redemption
----------

This Promissory Note will be redeemable at the option of the Maker, as a whole or in part, on a selected basis, on not less than 30 days or more than 60 days notice. In case the Maker shall desire to exercise such right to redeem all, or, as the case may be, any part of this Promissory Note in accordance with the right reserved so to do, it shall fix a date of redemption and shall mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the date of fixed for redemption to the holders of Promissory Notes so to be redeemed as a whole or in part at their last known address as they appear on the books of the Maker. Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Promissory Notes are to be redeemed, and shall state that payment of the redemption price on the date fixed for redemption, will be made at the principal office of the Maker, upon presentation and surrender of such Promissory Note, and that from and after such date interest hereon will cease to accrue.

Subordination
-------------

The payment of principal and premium, if any, and interest on this Promissory Note will, be subordinated and subject in right of payment to the prior payment in full of all senior indebtedness of the Maker, its successors, predecessor, or its affiliates, that remain outstanding as of the date herein (collectively "senior indebtedness"). In the event of any default in the payment of the principal of, or interest on any senior indebtedness or any default permitting the acceleration of senior indebtedness where notice of such default has been given to the Maker, no payment with respect to the principal or interest on the Promissory Note will be made by the Maker unless and until such default has been cured or waived. Upon any payment or distribution of the Maker's assets to creditors upon any dissolution, winding up, liquidation, reorganization, bankruptcy, insolvency, receivership or other proceedings relating to the Maker, whether voluntary or involuntary, the holders of senior indebtedness will first be entitled to receive payment in full of all amounts due thereon before the holder of the Promissory Note will be entitled to receive any payment upon the principal of or premium, if any, or interest on the Notes.

Representations and Warranties: The undersigned Holder hereby represents and warrants to Company:

a.	Holder confirms that it is an "accredited investor" within the meaning of
   SEC Regulation "D," or the undersigned alone, or together with its purchaser representative(s), has such knowledge and experience in financial and business matters that it, or the undersigned and such representative(s) together, are capable of evaluating the merits and risks of the Note, and of making an informed decision regarding this Note and the underlying derivative securities.

b.	The Holder understands the speculative nature and risks of investments associated with the Company, and confirms that this Promissory Note would be suitable and consistent with its investment program and that its financial position enables it to bear the risks of this investment.

c.	The Maker is under no obligation to register under any Federal Securities
   Acts this Promissory Note, or to cause or permit such Promissory Note to be transferred in the absence of any such registration.

d.	Holder has fully considered for purposes of this investment certain Risks inherent in the Maker: (1) There is no guarantee the Company is able to successfully market its products and services; (2) Ability of the Company to meet its debt servicing obligations, including the Promissory Note;
   (3) the Company is undercapitalized and faces all of the risks inherent in a developing enterprise; and (4) there is no public market for the Promissory Notes of the Company.

Other:
------
This Promissory Note is not registered under the Securities Act of 1933 and may not be transferred unless so registered or pursuant to an exemption therefrom.

Effective the 29th day of  December, 1999.

MAKER/DEBTOR:

MEDIA CLASSICS GROUP, INC.

By:______________________
John Anderson

Title: President

                                ATTEST:
                                _________________________